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                                                               File No. 811-4981

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)

[ ]    Definitive Proxy Statement

[X]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             The SMALLCap Fund, Inc.
                             -----------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________

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                                IMPORTANT NOTICE!
                   PLEASE VOTE THE ENCLOSED PROXY CARD TODAY!

                      YOUR VOTE IS IMPORTANT REGARDLESS OF
                           THE SIZE OF YOUR HOLDINGS.

                                                              June 26, 2002


Dear Stockholder:

         The June 5, 2002, Annual Meeting of Stockholders has been adjourned until July 25, 2002, to allow additional time to obtain votes on PROPOSAL 1
                                                                 ----------
which asks for your approval to reorganize The SMALLCap Fund, Inc.

         Our records indicate that more than 88% of the votes cast as of that date were in favor of the planned reorganization. However, we have not yet received the approval of a majority of the outstanding shares which is required to have the proposal adopted. WE NEED YOUR SUPPORT.

         The investment objective of the Fund has matured to the point where we believe it can be managed as an open-end fund. This format will give you daily liquidity at net asset value. Additionally, we believe we can optimize the return in this structure.

         WE ENCOURAGE YOU TO VOTE 'FOR' PROPOSAL 1 TODAY.

         Thank you for your support.


                                            Sincerely,

                                            /s/ Audrey M. T. Jones
                                            ----------------------
                                            Audrey M. T. Jones
                                            President and Director

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Instructions for Voting Your Proxy

The SMALLCap Fund, Inc. offers stockholders three convenient ways of voting their proxies:
[ ] By Telephone (using a touch-tone telephone)
[ ] Through the Internet (using a browser)      [ ] By Mail (traditional method)

Your telephone, fax or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

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
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 TELEPHONE VOTING          Available only until 5:00 p.m. Eastern Daylight Time July 24, 2002.
-------------------

o        On a touch-tone telephone, call TOLL FREE 1-800-732-6167, 24 hours a day, 7 days a week
o        You will be asked to enter ONLY the Control Number shown below
o        Have your proxy card ready, then follow the prerecorded instructions
o        Your vote will be confirmed and cast as you directed

------------------
 INTERNET VOTING           Available only until 5:00 p.m. Eastern Daylight Time July 24, 2002.
------------------

o        Visit the Internet voting Website at http://proxy.georgeson.com
o        Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
o        You will incur only your usual Internet charges

------------------
 VOTING BY MAIL
------------------

o        Simply sign and date your proxy card and return it in the postage-paid envelope



                                   ----------------                              ----------------
                                    COMPANY NUMBER                                CONTROL NUMBER
                                   ----------------                              ----------------


                                            TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON  BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE SMALLCAP FUND, INC. THE BOARD OF DIRECTORS
RECOMMENDS A VOTE 'FOR' PROPOSAL 1.

Please mark boxes in blue or black ink.

    (1)      To approve the reorganization of The SMALLCap Fund,    (2)      To vote and otherwise represent the undersigned
             Inc. (the 'Fund') into the Deutsche Small Cap Fund,             on any other matter that may properly come before the
             an open-end investment company (the 'Small Cap                  meeting or any adjournment or postponement thereof in
             Fund'), pursuant to an Agreement and Plan of                    the discretion of the Proxy holder.
             Reorganization between the Fund and BT Investment
             Funds on behalf of Small Cap Fund and as described
             in the Proxy Statement. Under this Agreement, the      PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY
             Fund would transfer all of its assets to Small Cap     USING THE ENCLOSED ENVELOPE.
             Fund, an open-end investment company, in exchange
             for M Class shares of Small Cap Fund. These shares     ________________________________________________________
             would be distributed proportionately to you and the    (Title or Authority)
             other stockholders of the Fund. Small Cap Fund
             would also assume the Fund's stated liabilities, and
             the Fund would then be liquidated and dissolved;       __________________________________________
                                                                    (Signature)
                FOR          AGAINST           ABSTAIN

                [ ]            [ ]               [ ]                __________________________________________
                                                                    (Signature)

                                                                    Dated: _______________________, 2002

                                                                    (Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)
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                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                      PROXY

                             THE SMALLCAP FUND, INC.
                   One South Street, Baltimore, Maryland 21202

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               To be Reconvened at
               1:00 P.M., Eastern Time, on Thursday, July 25, 2002

The undersigned holder of common stock of The SMALLCap Fund, Inc., a Maryland corporation (the 'Fund'), hereby appoints Fran Pollack-Matz and Daniel O. Hirsch, or either of them, with full power of substitution in each of them to attend the reconvened Annual Meeting of Stockholders of the Fund to be held at the Omni Berkshire Place, 21 East 52nd Street at Madison Avenue, New York, NY 10022, on July 25, 2002, at 1:00 p.m., local time, and any further adjournment or postponement thereof of the original meeting which was held on June 5, 2002, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast 'for' each of the nominees for director and 'for' the other proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.